                                                                    Exhibit 99.1

[JLG logo]                                                         PRESS RELEASE

JLG INDUSTRIES, INC.                                       FOR IMMEDIATE RELEASE
1 JLG Drive
McConnellsburg, PA 17233-9533                              CONTACT: JUNA ROWLAND
Telephone (717) 485-5161               DIRECTOR - CORPORATE & INVESTOR RELATIONS
Fax (717) 485-6417                                    (240) 313-1816, IR@JLG.COM
www.jlg.com


                        JLG REPORTS THIRD QUARTER RESULTS

     MCCONNELLSBURG, PA, MAY 27, 2003 - JLG Industries, Inc. (NYSE: JLG) today announced results for its fiscal 2003 third quarter ended April 30, 2003 with consolidated revenues of $205.8 million and net income of $2.2 million, or $0.05 per diluted share. For the prior-year period, revenues were $208.7 million and net income was $836 thousand, or $0.02 per diluted share.

     Year-to-date revenues were $517.6 million with net income of $6.7 million, or $0.16 per diluted share. For the nine-month period in fiscal 2002, revenues were $521.2 million with income before cumulative effect of change in accounting principle of $4.5 million, or $0.11 per diluted share.

     In May 2003, the Company sold $125 million principal amount of 8 1/4 percent senior unsecured notes due 2008 and amended its $250 million revolving credit facility and $25 million overdraft facility. The net proceeds of the offering were used to repay outstanding debt under the Company's existing revolving credit facility with the balance to be used for general corporate purposes.

     The Company is streamlining its quarterly earnings release to comply with recent SEC regulations governing non-GAAP disclosures and publication of earnings. Management's analysis of the Company's quarterly results and financial condition will be provided during a conference call on Wednesday, May 28, 2003 at 9:00 a.m. Eastern Time. Having updated sales and earnings guidance on April 29, no additional guidance will be provided during the call. The call can be accessed via JLG's website www.jlg.com, where it will be accompanied by a slide presentation, or by dialing (800) 289-0468. International participants should dial (913) 981-5517. Please dial into the conference call 10 minutes prior to the start. A replay of the conference call with slides will be available on the Investor Relations page of the Company's website. A replay of the call by telephone will be available through June 4th at (888) 201-1112, access code 590343. International callers may dial (719) 457-0820 and use the same access code.

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

JLG Industries, Inc. - page 2


     JLG Industries, Inc. is the world's leading producer of mobile aerial work platforms and a leading producer of telehandlers and telescopic hydraulic excavators marketed under the JLG(R) and Gradall(R) trademarks. Sales are made principally to rental companies and distributors that rent and sell the Company's products to a diverse customer base, which include users in the industrial, commercial, institutional and construction markets. JLG's manufacturing facilities are located in the United States and Belgium, with sales and service locations on six continents.

     This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) limitations on customer access to credit for purchases; (iv) credit risks from our financing of customer purchases; and (v) costs of raw materials and energy, as well as other risks as detailed in the Company's SEC reports, including the report on Form 10-Q for the quarter ended January 31, 2003.

                    For more information, visit www.jlg.com.

         NOTE: Information contained on our website is not incorporated by reference into this press release.

                                 (Tables follow)

JLG Industries, Inc. - page 3

                              JLG INDUSTRIES, INC.
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                      (in thousands, except per share data)
                                   (unaudited)

                                                       Three Months Ended                Nine Months Ended
                                                            April 30,                        April 30,
                                                      2003            2002             2003             2002
                                                   ---------        ---------        ---------        ---------
Revenues
  Net sales                                        $ 199,282        $ 203,147        $ 497,631        $ 503,970
  Financial products                                   5,152            3,279           14,378            9,386
  Rentals                                              1,336            2,306            5,561            7,890
                                                   ---------        ---------        ---------        ---------
                                                     205,770          208,732          517,570          521,246
Cost of sales                                        171,125          174,465          427,711          432,389
                                                   ---------        ---------        ---------        ---------
Gross profit                                          34,645           34,267           89,859           88,857
Selling and administrative expenses                   20,087           19,188           53,949           54,049
Product development expenses                           4,561            3,736           12,351           11,403
Restructuring charges                                  1,433            6,091            2,616            6,091
                                                   ---------        ---------        ---------        ---------
Income from operations                                 8,564            5,252           20,943           17,314

Other income (deductions):
  Interest expense                                    (6,764)          (3,345)         (18,340)         (11,710)
  Miscellaneous, net                                   1,383             (659)           7,279            1,167
                                                   ---------        ---------        ---------        ---------
Income before taxes and cumulative effect
  of change in accounting principle                    3,183            1,248            9,882            6,771
Income tax provision                                   1,018              412            3,162            2,235
                                                   ---------        ---------        ---------        ---------
Income before cumulative effect of change in
  accounting principle                                 2,165              836            6,720            4,536
Cumulative effect of change in  accounting
  principle                                               --               --               --         (114,470)
                                                   ---------        ---------        ---------        ---------
Net income (loss)                                  $   2,165        $     836        $   6,720        $(109,934)
                                                   =========        =========        =========        =========
Earnings (loss) per common share before
  cumulative effect of change in accounting
  principle                                        $     .05        $     .02        $     .16        $     .11
Cumulative effect of change in accounting
  principle                                               --               --               --            (2.73)
                                                   ---------        ---------        ---------        ---------
Earnings (loss) per common share                   $     .05        $     .02        $     .16        $   (2.62)
                                                   =========        =========        =========        =========
Earnings (loss) per common share - assuming
  dilution, before cumulative effect of change
  in accounting principle                          $     .05        $     .02        $     .16        $     .11
Cumulative effect of change in accounting
  principle                                               --               --               --            (2.67)
                                                   ---------        ---------        ---------        ---------
Earnings (loss) per common share - assuming
  dilution                                         $     .05        $     .02        $     .16        $   (2.56)
                                                   =========        =========        =========        =========
Cash dividends per share                           $    .005        $    .005        $    .015        $     .02
                                                   =========        =========        =========        =========
Weighted average shares outstanding                   42,598           42,107           42,587           41,931
                                                   =========        =========        =========        =========
Weighted average shares outstanding -
  assuming dilution                                   42,775           43,816           42,849           42,896
                                                   =========        =========        =========        =========


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JLG Industries, Inc. - page 4


                              JLG INDUSTRIES, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                      (in thousands, except per share data)

                                                             April 30,        July 31,
                                                               2003             2002
                                                            -----------       ---------
ASSETS                                                      (unaudited)
------
Current assets
   Cash and cash equivalents                                 $  16,529        $   6,205
   Accounts receivable                                         252,200          227,809
   Finance receivables                                           1,570           27,529
   Pledged finance receivables                                  50,741           34,985
   Inventories                                                 154,168          165,536
   Other current assets                                         23,061           31,042
                                                             ---------        ---------
      Total current assets                                     498,269          493,106
Property, plant and equipment                                   80,366           84,370
Equipment held for rental                                       20,509           20,979
Finance receivables, less current portion                       27,366           45,412
Pledged finance receivables, less current portion              116,348           53,703
Goodwill                                                        29,509           28,791
Other assets                                                    53,396           51,880
                                                             ---------        ---------
                                                             $ 825,763        $ 778,241
                                                             =========        =========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current liabilities
   Short-term debt and current portion of long-term debt     $     912        $  14,427
   Current portion of limited recourse debt                     50,980           34,850
   Accounts payable                                             83,059          129,317
   Accrued expenses                                             70,820           83,309
                                                             ---------        ---------
      Total current liabilities                                205,771          261,903
Long-term debt, less current portion                           212,006          177,331
Limited recourse debt, less current portion                    113,673           52,721
Accrued post-retirement benefits                                26,255           24,989
Other long-term liabilities                                     11,118           10,807
Provisions for contingencies                                    11,906           14,448

Shareholders' equity
   Capital stock:
      Authorized shares:  100,000 at $.20 par value
      Outstanding shares:  43,007; fiscal 2002 - 42,728          8,601            8,546
      Additional paid-in capital                                20,514           18,846
   Retained earnings                                           223,033          216,957
   Unearned compensation                                        (2,749)          (1,649)
   Accumulated other comprehensive income                       (4,365)          (6,658)
                                                             ---------        ---------
      Total shareholders' equity                               245,034          236,042
                                                             ---------        ---------
                                                             $ 825,763        $ 778,241
                                                             =========        =========

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JLG Industries, Inc. - page 5


                              JLG INDUSTRIES, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (unaudited)

                                                                    Nine Months Ended
                                                                         April 30
                                                                  2003              2002
                                                                ---------        ---------
OPERATIONS
   Net income (loss)                                            $   6,720        $(109,934)
   Adjustments to reconcile net income to
   cash flow from operating activities:
     Loss on sale of property, plant and equipment                    117              372
     Gain on sale of equipment held for rental                     (5,703)          (7,475)
     Non-cash charges and credits:
       Cumulative effect of change in accounting principle             --          114,470
       Depreciation and amortization                               15,346           15,813
       Other                                                       12,599            6,753
     Changes in selected working capital items:

       Accounts receivable (1)                                    (26,334)         (16,994)
       Inventories                                                 10,973           26,455
       Accounts payable                                           (46,647)          45,759
       Other operating assets and liabilities                     (10,654)          (7,689)
     Changes in finance receivables                                43,131           27,216
     Changes in pledged finance receivables                       (99,644)         (42,114)
     Changes in other assets and liabilities                           97                3
                                                                ---------        ---------
   Cash flow from operating activities                            (99,999)          52,635
INVESTMENTS
   Purchases of property, plant and equipment                      (7,995)         (10,246)
   Proceeds from sale of property, plant and equipment                216              150
   Purchases of equipment held for rental                         (14,351)         (20,777)
   Proceeds from sale of equipment held for rental                 16,181           21,214
   Other                                                             (664)              --
                                                                ---------        ---------
   Cash flow from investing activities                             (6,613)          (9,659)
FINANCING
   Net decrease in short-term debt                                (14,065)          (7,087)
   Issuance of long-term debt                                     277,288          333,954
   Repayment of long-term debt                                   (247,311)        (419,446)
   Issuance of limited recourse debt                               98,443           42,114
   Repayment of limited recourse debt                                (118)              --
   Payment of dividends                                              (644)            (843)
   Exercise of stock option and issuance of restricted awards         738            3,276
                                                                ---------        ---------
   Cash flow from financing activities                            114,331          (48,032)
CURRENCY ADJUSTMENTS
   Effect of exchange rate changes on cash                          2,605             (907)
                                                                ---------        ---------
CASH
   Net change in cash and cash equivalents                         10,324           (5,963)
   Beginning balance                                                6,205            9,254
                                                                ---------        ---------
   Ending balance                                               $  16,529        $   3,291
                                                                =========        =========

(1) Net of change in accounts receivable securitization of $0 for the period ended April 30, 2003 and $50,600 for the period ended April 30, 2002.


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JLG Industries, Inc. - page 6


                              JLG INDUSTRIES, INC.
                 CONSOLIDATED SELECTED SUPPLEMENTAL INFORMATION


(in thousands)                                        Three Months Ended           Nine Months Ended
                                                          April 30,                    April 30,
SEGMENT INFORMATION                                  2003          2002           2003           2002
                                                  ---------      ---------      ---------      ---------
External revenues:
   Machinery                                      $ 167,630      $ 162,054      $ 401,726      $ 414,017
   Equipment services                                32,835         43,164        100,882         96,594
   Access Financial Solutions                         5,305          3,514         14,962         10,635
                                                  ---------      ---------      ---------      ---------
                                                  $ 205,770      $ 208,732      $ 517,570      $ 521,246
                                                  =========      =========      =========      =========
Segment profit (loss):
   Machinery                                      $   6,665      $   4,708      $  11,812      $   8,194
   Equipment services                                 6,998          6,656         18,884         22,718
   Access Financial Solutions                           716            877          3,695          3,472
   General corporate expenses                        (9,434)        (8,059)       (21,645)       (20,248)
                                                  ---------      ---------      ---------      ---------
                                                      4,945          4,182         12,746         14,136
   Add Access Financial Solutions
      interest expense                                3,619          1,070          8,197          3,178
                                                  ---------      ---------      ---------      ---------
Operating income                                  $   8,564      $   5,252      $  20,943      $  17,314
                                                  =========      =========      =========      =========

PRODUCT GROUP REVENUES
   Aerial work platforms                          $ 116,092      $ 124,514      $ 287,020      $ 316,574
   Telehandlers                                      34,843         20,600         81,862         53,328
   Excavators                                        16,695         16,940         32,844         44,115
   After-sales service and support, including
     parts sales, and used & reconditioned
     equipment sales                                 31,652         41,093         95,905         89,953
   Financial products                                 5,152          3,279         14,378          9,386
   Rentals                                            1,336          2,306          5,561          7,890
                                                  ---------      ---------      ---------      ---------
                                                  $ 205,770      $ 208,732      $ 517,570      $ 521,246
                                                  =========      =========      =========      =========
GEOGRAPHIC REVENUES
   United States                                  $ 155,852      $ 158,153      $ 381,122      $ 378,218
   Europe                                            33,830         37,521         97,894        110,530
   Other international                               16,088         13,058         38,554         32,498
                                                  ---------      ---------      ---------      ---------
                                                  $ 205,770      $ 208,732      $ 517,570      $ 521,246
                                                  =========      =========      =========      =========


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JLG Industries, Inc. - page 7


                              JLG INDUSTRIES, INC.
                   RECONCILIATION OF NON-GAAP MEASURES TO GAAP

     In addition to measuring our cash flow generation and usage based upon the Consolidated Condensed Statements of Cash Flows, we also measure our free cash flow. We define free cash flow as cash flow from operating, investing activities, payment of dividends, exercise of stock option and issuance of restricted awards, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivable monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.

FREE CASH FLOW                                                Three Months Ended           Nine Months Ended
(in thousands)                                                     April 30,                   April 30,
                                                              2003           2002          2003          2002
-----------------------------------------------------------------------------------------------------------------
Net income (loss)                                            $  2,165      $    836      $  6,720      $(109,934)
Adjustments to reconcile net income to cash flow
    from operating activities                                   7,421           792        22,359        129,933
Accounts receivable                                           (41,663)      (65,224)      (26,334)       (16,994)
Inventories                                                    14,544       (13,465)       10,973         26,455
Other current assets                                              191         2,815         2,149          1,848
Accounts payable                                               12,832        68,708       (46,647)        45,759
Accrued expenses                                                7,243         6,358       (12,803)        (9,537)
Finance receivables                                            50,239        34,878        43,131         27,216
Other cash from operations                                      3,970        (1,389)           97              3
Purchases of PP&E                                              (3,059)       (3,749)       (7,995)       (10,246)
Proceeds from sale of PP&E                                         92           150           216            150
Purchases of equipment held for rental                         (3,014)      (10,634)      (14,351)       (20,777)
Proceeds from sales of equipment held for rental                3,577        21,214        16,181         21,214
Other cash from investments                                       529            --          (664)            --
Payment of dividends                                             (215)         (212)         (644)          (843)
Exercise of stock option & issuance of restricted awards          260         2,706           738          3,276
Effect of exchange rate changes on cash                         1,170        (1,368)        2,605           (907)
Other(1)                                                        4,271        18,469        (3,208)        61,354
-----------------------------------------------------------------------------------------------------------------
Free cash flow                                               $ 60,553      $ 60,885      $ (7,477)     $ 147,970
=================================================================================================================

(1)  Includes changes in accounts receivable securitization and other off-balance sheet debt.


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JLG Industries, Inc. - page 8


     We also monitor our net debt and our EBITDA, which are two other non-GAAP measures that provide additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry.

     We define net debt as the sum of total debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetization of customer finance receivables. During the quarter, we reduced our net debt by $61 million primarily by cash generated through Access Financial Solutions ("AFS") portfolio monetizations.

     EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented below differs (i) from previously disclosed presentations which excluded restructuring or repositioning charges, and (ii) from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities. The components of net debt and EBITDA are included in the following tables.

NET DEBT COMPARISON                                     April 30,   January 31,  October 31,   July 31,     April 30,
(in millions)                                             2003         2003         2002         2002          2002
                                                        ---------   -----------  -----------   --------     ---------
$250 million revolving credit facility                  $   30.3     $   61.0     $   50.0           --     $  190.0
$25 million overdraft credit facility                         --         23.0         25.0         13.9         14.5
$175 million senior subordinated notes                     175.0        175.0        175.0        175.0           --
Miscellaneous bank debt                                      1.4          1.6          1.7          1.9          2.1
Fair value of interest rate swap                              --          5.0          2.3           .9           --
Gain on terminated interest rate swap                        6.2           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
   Bank debt/senior subordinated notes                     212.9        265.6        254.0        191.7        206.6

Limited recourse debt from finance
   receivables monetizations *                             164.7        106.7         83.2         87.6         42.1
---------------------------------------------------------------------------------------------------------------------
   Total Balance Sheet Debt                                377.6        372.3        337.2        279.3        248.7

Net present value of off balance sheet rental
   fleet lease                                               3.4          3.9          4.5          5.6          9.1
Net present value of off balance sheet production
   equipment leases                                          6.6          7.0          7.4          7.8          8.3
---------------------------------------------------------------------------------------------------------------------
   Total off-balance sheet financing                        10.0         10.9         11.9         13.4         17.4
---------------------------------------------------------------------------------------------------------------------
Total off-balance sheet financing and
   balance sheet debt                                      387.6        383.2        349.1        292.7        266.1

   Less cash                                                16.5          9.6         10.2          6.2          3.3
   Less Limited recourse debt                              164.7        106.7         83.2         87.6         42.1
---------------------------------------------------------------------------------------------------------------------
Net debt                                                $  206.4     $  266.9     $  255.7     $  198.9     $  220.7
==================   ================================================================================================
* Maximum loss exposure from finance
     receivables monetizations                          $   18.9     $    8.5     $    6.3     $    6.0     $    3.4


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JLG Industries, Inc. - page 9

                                                        April 30,       January 31,     October 31,     July 31,       April 30,
(in millions)                                             2003             2003            2002           2002           2002
                                                        ---------       -----------     -----------     --------       ---------
Shareholders' Equity                                     $245.0           $241.8          $235.9         $236.0         $224.7
Net Debt-to-Net Debt plus
   Shareholders' Equity (percent)                            46               53              52             46             50
Total Balance Sheet Debt-to-Total Balance
Sheet Debt plus Shareholders' Equity (percent)               61               61              59             54             53


EBITDA COMPONENTS                                            Three Months Ended                 Trailing 12 Months Ended
(in millions)                                                    April 30,                April 30,     January 31,    October 31,
                                                           2003             2002            2003           2003           2002
                                                           ----             ----            ----           ----           ----
Income before cumulative effect of change in
     accounting principle                                  $2.2             $0.8           $15.1          $13.7          $10.8
Interest expense                                            6.8              3.4            22.8           19.5           17.4
Income tax provision                                        1.0              0.4             7.3            6.7            5.3
Depreciation and amortization                               4.9              4.7            20.5           20.2           21.2
----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                                    $14.9             $9.3           $65.7          $60.1          $54.7
==================================================================================================================================


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